Exhibit 99.1

BROCADE CONTACTS
Media Relations Ed Graczyk Tel: 408-333-1836 egraczyk@brocade.com	Investor Relations Michael Iburg Tel: 408-333-0233 miburg@brocade.com

Brocade Reports Fiscal Q2 2017 Results

SAN JOSE, Calif., May 25, 2017 — Brocade® (NASDAQ: BRCD) today reported financial results for its second fiscal quarter, ended April 29, 2017. Brocade reported second quarter revenue of $553 million, up 6% year-over-year and down 5% quarter-over-quarter. The Company reported a GAAP diluted loss per share of $0.03, down from diluted earnings per share (EPS) of $0.11 in Q2 2016 and down from a diluted loss per share of $0.01 in Q1 2017. Non-GAAP diluted EPS was $0.10 for Q2 2017, down from non-GAAP diluted EPS of $0.22 and $0.16 in Q2 2016 and Q1 2017, respectively. The year-over-year decline in both GAAP and non-GAAP diluted EPS is primarily due to lower SAN and wired IP Networking revenue and the incremental operating expenses associated with the Ruckus Wireless acquisition. In addition, the year-over-year decline in GAAP diluted EPS also reflects the inclusion of certain acquisition-related expenses that negatively impacted Q2 2017 results. The sequential decline in the GAAP diluted loss per share and non-GAAP diluted EPS is primarily due to seasonally lower SAN revenue.

In light of the pending acquisition of Brocade by Broadcom Limited, Brocade will not provide fiscal Q3 2017 guidance and will not hold a conference call to discuss these financial results.

Key Financial Metrics:

	Q2 2017		Q1 2017		Q2 2016		Q2 2017 vs. Q1 2017	Q2 2017 vs. Q2 2016
Revenue	$553	M	$581	M	$523	M	(5%)	6%
GAAP earnings (loss) per share—diluted	$(0.03)		$(0.01)		$0.11		93%	(126%)
Non-GAAP EPS—diluted	$0.10		$0.16		$0.22		(37%)	(52%)
GAAP gross margin	62.0%		63.1%		66.9%		(1.1) pts	(4.9) pts
Non-GAAP gross margin	65.3%		66.6%		68.2%		(1.3) pts	(2.9) pts
GAAP operating margin	(1.1)%		0.7%		15.8%		(1.8) pts	(16.9) pts
Non-GAAP operating margin	11.1%		15.5%		22.4%		(4.4) pts	(11.3) pts
Please see important note of explanation about the use of non-GAAP financial measures below, including a detailed reconciliation between GAAP and non-GAAP information in the tables included herein.

Highlights:

•
SAN product revenue of $282 million was down 5% year-over-year. The decline was primarily the result of lower director and embedded switch sales, which declined 6% and 12% year-over-year, respectively. The year-over-year revenue performance was impacted by competition from alternative storage networking technologies and architectures, and customer uncertainty surrounding the pending acquisition of Brocade by Broadcom. Sequentially, SAN product revenue decreased 8%, consistent with historical seasonal revenue trends, with fixed-configuration and embedded switch revenues down 15% and 18%, respectively, partially offset by a 4% increase in director revenue.

•
IP Networking product revenue of $173 million, including $71 million of product revenue from Ruckus Wireless, was up 32% year-over-year. The increase was primarily due to added wireless revenue following the acquisition of Ruckus Wireless in the third quarter of fiscal year 2016, partially offset by lower wired switch and router revenue, due in part to Broadcom’s planned divestiture of Brocade’s IP Networking business. Sequentially, IP Networking product revenue was flat.

Board Declares Dividend:

•
The Brocade Board of Directors has declared a regular third fiscal quarter cash dividend of $0.055 per share of the Company’s common stock. The dividend payment will be made on July 5, 2017, to stockholders of record at the close of market on June 12, 2017.

Other Q2 2017 product, customer, and partner announcements are available at http://newsroom.brocade.com/.
Brocade (www.brocade.com)
130 Holger Way, San Jose, CA 95134
T. 408.333.8000 F. 408.333.8101

Financial Highlights and Additional Financial Information

	Q2 2017	Q1 2017	Q2 2016
Routes to market as a % of total net revenues:
OEM revenues	55%	57%	63%
Channel/Direct revenues	45%	43%	37%

10% or greater customer revenues	27%	19%	30%
Geographic split as a % of total net revenues (1):
Domestic revenues	50%	47%	53%
International revenues	50%	53%	47%
Segment split as a % of total net revenues:
SAN product revenues	51%	53%	57%
IP Networking product revenues	31%	30%	25%
Global Services revenues	18%	17%	18%

SAN business revenues (2)	60%	62%	67%
IP Networking business revenues (2)	40%	38%	33%

Additional information:	Q2 2017		Q1 2017		Q2 2016
GAAP net income (loss) attributable to Brocade	$(11	)M	$(6	)M	$43	M
Non-GAAP net income attributable to Brocade	$43	M	$68	M	$89	M
GAAP operating income (loss)	$(6	)M	$4	M	$83	M
Non-GAAP operating income	$61	M	$90	M	$117	M
GAAP effective tax rate	44.2%		45.6%		41.6%
Non-GAAP effective tax rate	16.1%		13.6%		20.8%
Cash and cash equivalents	$1,300	M	$1,230	M	$1,428	M
Capital expenditures	$8	M	$12	M	$19	M
Cash provided by (used in) operations	$108	M	$(3	)M	$112	M
Days sales outstanding	43 days		41 days		36 days
Employees at end of period	5,524		5,823		4,724
SAN port shipments	0.8	M	0.9	M	0.8	M
Share repurchases	$—		$—		$36.4	M
Please see important note of explanation about the use of non-GAAP financial measures below, including a detailed reconciliation between GAAP and non-GAAP information in the tables included herein.

(1)
Revenues are attributed to geographic areas based on known product delivery location. Since some OEM partners take delivery of Brocade products domestically and then ship internationally to their end users, the percentage of international revenues based on end-user location would likely be higher.

(2)	SAN and IP Networking business revenues include hardware and software product, support, and services revenues.

Non-GAAP Financial Measures
To supplement financial information presented on a GAAP basis, Brocade provides information presented on a non-GAAP basis. These non-GAAP financial measures include non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP operating income, non-GAAP tax rate, non-GAAP net income, and non-GAAP EPS. These non-GAAP financial measures are not computed in accordance with, or as an alternative to, financial information presented on a GAAP basis. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. The most directly comparable GAAP information and a reconciliation between the GAAP and non-GAAP amounts is provided in the tables at the end of this press release.

Management believes that the non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance, both from period to period and relative to its competitors. These non-GAAP financial measures also help with the determination of Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside of ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations and the allocation of resources.
Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade’s operating performance relative to its competitors;

•	the ability to better identify trends in Brocade’s underlying business and to perform related trend analyses; and

•	a better understanding of how management plans and measures Brocade’s underlying business.

In determining non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP operating income, non-GAAP tax rate, non-GAAP net income and non-GAAP EPS, management excludes certain gains or losses and benefits or costs that are the result of events that arise outside the ordinary course of Brocade’s continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include, but are not limited to: (i) impact to cost of revenues from purchase accounting adjustments to inventory; and (ii) acquisition, divestiture, and integration costs.

Management also excludes the following non-cash charges in determining these non-GAAP financial measures: (i) stock-based compensation expense; (ii) amortization of purchased intangible assets; and (iii) non-cash interest expense related to the convertible debt.

Management believes that the exclusion of stock-based compensation allows for more accurate comparisons of Brocade’s operating results to Brocade’s peer companies. This is due to the varying use of valuation methodologies and subjective assumptions and the variety of award types. In addition, the exclusion of the expense associated with the amortization of acquisition-related intangible assets is appropriate because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and the exclusion of amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses. In connection with the convertible debt, under the relevant accounting guidance, a non-cash interest expense is recognized for the convertible debt as an imputed interest expense for the conversion feature. Management believes excluding the non-cash interest expense related to the convertible debt from its non-GAAP financial measures is useful for investors because the expense does not represent a cash outflow in the respective reporting periods and is not indicative of ongoing operating performance.

Finally, management believes that it is appropriate to exclude the tax effects of the items noted above and (i) tax charges and benefits related to unusual or infrequent intercompany transactions; (ii) tax charges or benefits that are a result of the implementation of restructuring plans; and (iii) tax charges resulting from the integration of intellectual property assets from acquisitions. Management believes that the exclusion of these items from its non-GAAP tax provision provides a more meaningful measure of Brocade’s operational performance of non-GAAP net income and non-GAAP EPS.

Limitations: These non-GAAP financial measures have limitations because they do not include all items of income and expense that impact the company. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies. Management compensates for these limitations by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. Management also provides robust and detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure, and management encourages investors to review carefully those reconciliations.

Forward-Looking Statements
This press release contains forward-looking statements including, but not limited to, statements regarding Brocade’s financial results, goals, plans, strategy, business outlook and prospects. These statements are based on current expectations as of the date of this press release and involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly. The risks, uncertainties and assumptions include, but are not limited to: the effect on Brocade of increasing market competition and changes in the industry; the impact on Brocade of conditions in the market for Storage Area Networking products; Brocade’s ability to execute on its sales strategy and plans for future operations; the impact on Brocade of macroeconomic trends and events and changes in IT spending levels; Brocade’s ability to introduce and achieve market acceptance of new products and support offerings on a timely basis; risks associated with Brocade’s international operations; and integration and other risks associated with acquisitions, divestitures and strategic investments. The risks, uncertainties and assumptions also include, but are not limited to: the risk that the proposed acquisition by Broadcom may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade; the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from Brocade’s ongoing business operations; the outcome of legal proceedings that have been and may in the future be instituted against Brocade related to the merger agreement or the proposed transaction; and unexpected costs, charges or expenses resulting from the proposed transaction. Certain of these and other risks are set forth in more detail in Brocade’s Form 10-Q for the fiscal quarter ended January 28, 2017, and in Brocade’s Annual Report on Form 10-K for the fiscal year ended October 29, 2016. Brocade does not assume any obligation to update or revise any such forward-looking statements whether as the result of new developments or otherwise.
About Brocade
Brocade (NASDAQ: BRCD) networking solutions help the world’s leading organizations turn their networks into platforms for business innovation. With solutions spanning public and private data centers to the network edge, Brocade is leading the industry in its transition to the New IP network infrastructures required for today’s era of digital business. (www.brocade.com)

Brocade and the B-wing symbol are registered trademarks of Brocade Communications Systems, Inc., in the United States and many other countries. Other brands, products, or service names mentioned herein may be trademarks of Brocade or others. Additional information about Brocade’s trademarks is available at: http://www.brocade.com/en/legal/brocade-Legal-intellectual-property/brocade-legal-trademarks.html.

© 2017 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended		Six Months Ended
	April 29, 2017	April 30, 2016	April 29, 2017	April 30, 2016
	(In thousands, except per share amounts)
Net revenues:
Product	$455,107	$428,193	$935,724	$909,360
Service	97,646	95,113	198,492	188,230
Total net revenues	552,753	523,306	1,134,216	1,097,590
Cost of revenues:
Product	164,738	132,208	331,393	276,305
Service	45,255	40,787	92,940	82,159
Total cost of revenues	209,993	172,995	424,333	358,464
Gross margin	342,760	350,311	709,883	739,126
Operating expenses:
Research and development	119,545	89,263	243,048	182,520
Sales and marketing	172,315	148,933	352,516	300,760
General and administrative	31,016	22,791	64,513	45,220
Amortization of intangible assets	7,582	902	15,176	1,804
Acquisition, divestiture, and integration costs	18,236	5,757	36,273	5,757
Restructuring and other related benefits	—	—	—	(566)
Total operating expenses	348,694	267,646	711,526	535,495
Income (loss) from operations	(5,934)	82,665	(1,643)	203,631
Interest expense	(15,949)	(9,955)	(31,442)	(19,820)
Interest and other income, net	2,098	1,091	2,556	1,760
Income (loss) before income tax	(19,785)	73,801	(30,529)	185,571
Income tax expense (benefit)	(8,753)	30,716	(13,653)	48,840
Net income (loss)	$(11,032)	$43,085	$(16,876)	$136,731
Less: Net loss attributable to noncontrolling interest	$(65)	$—	$(228)	$—
Net income (loss) attributable to Brocade Communications Systems, Inc.	$(10,967)	$43,085	$(16,648)	$136,731
Net income (loss) per share—basic attributable to Brocade Communications Systems, Inc. stockholders	$(0.03)	$0.11	$(0.04)	$0.34
Net income (loss) per share—diluted attributable to Brocade Communications Systems, Inc. stockholders	$(0.03)	$0.11	$(0.04)	$0.33
Shares used in per share calculation—basic	408,589	400,554	406,792	404,228
Shares used in per share calculation—diluted	408,589	408,748	406,792	411,917

Cash dividends declared per share	$0.055	$0.045	$0.110	$0.090

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(Unaudited)

	Three Months Ended		Six Months Ended
	April 29, 2017	April 30, 2016	April 29, 2017	April 30, 2016
	(In thousands)
Net income (loss)	$(11,032)	$43,085	$(16,876)	$136,731
Other comprehensive income and loss, net of tax:
Unrealized gains (losses) on cash flow hedges:
Change in unrealized gains and losses	576	1,964	167	(336)
Net gains and losses reclassified into earnings	251	724	436	1,350
Net unrealized gains on cash flow hedges	827	2,688	603	1,014
Foreign currency translation adjustments	2,023	2,070	663	(133)
Total other comprehensive income	2,850	4,758	1,266	881
Total comprehensive income (loss)	$(8,182)	$47,843	$(15,610)	$137,612
Less: Net loss attributable to noncontrolling interest	(65)	—	(228)	—
Less: Total other comprehensive loss attributable to noncontrolling interest	(4)	—	(72)	—
Total comprehensive income (loss) attributable to Brocade Communications Systems, Inc.	$(8,113)	$47,843	$(15,310)	$137,612

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	April 29, 2017	October 29, 2016
	(In thousands, except par value)
ASSETS
Current assets:
Cash and cash equivalents	$1,299,660	$1,257,075
Accounts receivable, net of allowances for doubtful accounts of $1,965, and $1,736 as of April 29, 2017, and October 29, 2016, respectively	260,343	284,344
Inventories	78,467	69,355
Prepaid expenses and other current assets	69,100	62,236
Total current assets	1,707,570	1,673,010
Property and equipment, net	434,795	455,326
Goodwill	2,291,246	2,295,184
Core/developed technology intangible assets, net	227,199	248,938
Other intangible assets, net	182,152	200,840
Non-current deferred tax assets	27,995	12,736
Other assets	46,273	53,777
Total assets	$4,917,230	$4,939,811
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$111,980	$128,685
Accrued employee compensation	163,949	154,165
Deferred revenue	214,103	221,940
Current portion of long-term debt	76,765	76,692
Other accrued liabilities	121,805	113,170
Total current liabilities	688,602	694,652
Long-term debt, net of current portion	1,472,501	1,502,063
Non-current deferred revenue	87,352	90,051
Non-current income tax liability	91,964	102,100
Other non-current liabilities	4,538	5,370
Total liabilities	2,344,957	2,394,236
Commitments and contingencies
Stockholders’ equity:
Brocade stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.001 par value, 800,000 shares authorized:
Issued and outstanding: 409,865 and 401,748 shares as of April 29, 2017, and October 29, 2016, respectively	410	402
Additional paid-in capital	1,601,809	1,514,730
Accumulated other comprehensive loss	(26,147)	(27,413)
Retained earnings	993,767	1,055,194
Total Brocade stockholders’ equity	2,569,839	2,542,913
Noncontrolling interest	2,434	2,662
Total stockholders’ equity	$2,572,273	$2,545,575
Total liabilities and stockholders’ equity	$4,917,230	$4,939,811

BROCADE COMMUNICATIONS SYSTEMS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Six Months Ended
	April 29, 2017	April 30, 2016
	(In thousands)
Cash flows from operating activities:
Net income (loss)	$(16,876)	$136,731
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Excess tax benefits from stock-based compensation	(2,220)	(10,987)
Depreciation and amortization	82,643	45,839
Loss on disposal of property and equipment	464	437
Amortization of debt issuance costs and debt discount	10,511	8,704
Provision (recovery) for doubtful accounts receivable and sales allowances	2,320	(1,083)
Non-cash purchase accounting adjustments to inventory	3,921	—
Non-cash stock-based compensation expense	70,745	48,833
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	21,681	32,051
Inventories	(2,177)	(424)
Prepaid expenses and other assets	602	(1,882)
Deferred tax assets	48	(74)
Accounts payable	(24,986)	(5,127)
Accrued employee compensation	(9,858)	(21,136)
Deferred revenue	(11,536)	(11,715)
Other accrued liabilities	(19,708)	5,500
Restructuring liabilities	(330)	(1,035)
Net cash provided by operating activities	105,244	224,632
Cash flows from investing activities:
Purchases of non-marketable equity and debt investments	—	(2,000)
Purchases of property and equipment	(19,851)	(42,425)
Net cash paid in connection with acquisitions	—	(8,061)
Proceeds from collection of note receivable	250	250
Net cash used in investing activities	(19,601)	(52,236)
Cash flows from financing activities:
Payment of principal related to the term loan	(40,000)	—
Payment of principal related to capital leases	—	(197)
Common stock repurchases	—	(180,848)
Proceeds from issuance of common stock	39,693	20,512
Payment of cash dividends to stockholders	(44,780)	(36,445)
Excess tax benefits from stock-based compensation	2,220	10,987
Net cash used in financing activities	(42,867)	(185,991)
Effect of exchange rate fluctuations on cash and cash equivalents	(191)	356
Net increase (decrease) in cash and cash equivalents	42,585	(13,239)
Cash and cash equivalents, beginning of period	1,257,075	1,440,882
Cash and cash equivalents, end of period	$1,299,660	$1,427,643

BROCADE COMMUNICATIONS SYSTEMS, INC. RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES (Unaudited)

	Three Months Ended
	April 29, 2017	January 28, 2017	April 30, 2016
	(In thousands, except per share amounts)
Non-GAAP adjustments
Stock-based compensation expense included in cost of revenues	$3,234	$5,650	$3,531
Amortization of intangible assets expense included in cost of revenues	12,679	13,060	3,193
Purchase accounting adjustments to inventory	2,384	1,537	—
Total gross margin impact from non-GAAP adjustments	18,297	20,247	6,724

Stock-based compensation expense included in research and development	6,631	12,074	5,123
Stock-based compensation expense included in sales and marketing	9,779	16,815	11,052
Stock-based compensation expense included in general and administrative	6,645	10,975	5,083
Amortization of intangible assets expense included in operating expenses	7,582	7,594	902
Acquisition, divestiture, and integration costs	18,236	18,037	5,757
Total operating income impact from non-GAAP adjustments	67,170	85,742	34,641

Convertible debt interest	4,018	3,968	3,824
Effects of certain intercompany transactions on the tax provision	—	—	13,670
Income tax effect of non-GAAP adjustments	(17,029)	(15,639)	(6,329)
Total net income impact from non-GAAP adjustments	$54,159	$74,071	$45,806

Gross margin reconciliation
GAAP gross margin	$342,760	$367,123	$350,311
Total gross margin impact from non-GAAP adjustments	18,297	20,247	6,724
Non-GAAP gross margin	$361,057	$387,370	$357,035
GAAP gross margin, as a percentage of total net revenues	62.0%	63.1%	66.9%
Non-GAAP gross margin, as a percentage of total net revenues	65.3%	66.6%	68.2%

Operating income reconciliation
GAAP operating income (loss)	$(5,934)	$4,291	$82,665
Total operating income impact from non-GAAP adjustments	67,170	85,742	34,641
Non-GAAP operating income	$61,236	$90,033	$117,306
GAAP operating income (loss), as a percentage of total net revenues	(1.1)%	0.7%	15.8%
Non-GAAP operating income, as a percentage of total net revenues	11.1%	15.5%	22.4%

Net income (loss) and net income (loss) per share attributable to Brocade reconciliation
Net income (loss) attributable to Brocade on a GAAP basis	$(10,967)	$(5,681)	$43,085
Total net income impact from non-GAAP adjustments	54,159	74,071	45,806
Non-GAAP net income attributable to Brocade	$43,192	$68,390	$88,891

GAAP net income (loss) per share—basic attributable to Brocade	$(0.03)	$(0.01)	$0.11
Total impact on net income (loss) per share—basic from non-GAAP adjustments	0.14	0.18	0.11
Non-GAAP net income per share—basic attributable to Brocade	$0.11	$0.17	$0.22

BROCADE COMMUNICATIONS SYSTEMS, INC. RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES—Continued (Unaudited)

	Three Months Ended
	April 29, 2017	January 28, 2017	April 30, 2016
	(In thousands, except per share amounts)
GAAP net income (loss) per share—diluted attributable to Brocade	$(0.03)	$(0.01)	$0.11
Total impact on net income (loss) per share—diluted from non-GAAP adjustments	0.13	0.17	0.11
Non-GAAP net income per share—diluted attributable to Brocade	$0.10	$0.16	$0.22

Shares used in GAAP and non-GAAP per share calculation—basic	408,589	404,995	400,554
Shares used in GAAP per share calculation—diluted	408,589	404,995	408,748
Shares used in non-GAAP per share calculation—diluted	419,614	415,861	408,748

Effective tax rate reconciliation
GAAP income (loss) before income tax	(19,785)	(10,744)	73,801
Total operating income impact from non-GAAP adjustments	67,170	85,742	34,641
Convertible debt interest	4,018	3,968	3,824
Non-GAAP income before income tax	51,403	78,966	112,266

GAAP income tax expense (benefit)	(8,753)	(4,900)	30,716
Effects of certain intercompany transactions on the tax provision	—	—	(13,670)
Income tax effect of non-GAAP adjustments	17,029	15,639	6,329
Non-GAAP income tax expense	8,276	10,739	23,375

GAAP income (loss) before income tax	(19,785)	(10,744)	73,801
GAAP income tax expense (benefit)	(8,753)	(4,900)	30,716
GAAP effective tax rate	44.2%	45.6%	41.6%

Non-GAAP income before income tax	51,403	78,966	112,266
Non-GAAP income tax expense	8,276	10,739	23,375
Non-GAAP effective tax rate	16.1%	13.6%	20.8%